UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
         ______________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 1, 2006


                                   KADANT INC.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                           1-11406                            52-1762325
(State or Other            (Commission File Number)                (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of Principal Executive Offices)                              (Zip Code)

                                 (978) 776-2000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                  KADANT INC.

Item 5.02  Appointment of Principal Officers.

         The board of directors of Kadant Inc. ("Kadant") appointed Mr. Edward
J. Sindoni an executive vice president and chief operating officer, with responsibility for all global operations, effective March 1, 2006. Mr. Sindoni, age 61, previously served as a senior vice president of Kadant from 2001 to 2006, heading Kadant's worldwide accessories and water-management operations. He joined Kadant in 1987 as president of the Kadant Web Systems paper machine accessories business and was first named a vice president of Kadant in 1991.

         Mr. Sindoni is a party to a pre-existing executive retention agreement, as described in Kadant's 2005 definitive proxy statement dated April 26, 2005, the form of which is filed as an exhibit to Kadant's Annual Report on Form 10-K.


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                                  KADANT INC.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             KADANT INC.


Date:  March 3, 2006                         By:    /s/ Thomas M. O'Brien
                                                    ----------------------------
                                                    Thomas M. O'Brien
                                                    Executive Vice President and
                                                      Chief Financial Officer


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